UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2010

TRB SYSTEMS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-07242	22-3522572
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

142 Cedarwood Drive, Piscataway, New Jersey	08854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 852-3600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On September 27, 2010, TRB Systems International, Inc. (the “Company”) formally adopted a Code of Business Conduct and Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and all of its employees. The primary purpose of the Code was to deter wrongdoing and to promote:

(1)  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)  Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Commission and in other public communications made by the Company;

(3)  Compliance with applicable governmental laws, rules and regulations;

(4)  Prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the Code.

A copy of the Code of Ethics is filed with this report as exhibit 14.

Item 9.01   Financial Statements and Exhibits

14     Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRB Systems International, Inc.

/s/ Byung Yim

Byung Yim
President & CEO

Date: September 28, 2010

2